Asset retirement obligation	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
8. Asset retirement obligation

Asset retirement obligations ("ARO") relate to minor interests in oil and natural gas wells in which NXT has outstanding abandonment and reclamation obligations in accordance with government regulations. The Company's obligation relates to its interests in 6 gross (1.2 net) wells. ARO have an estimated future liability of approximately $59,000 which is based on estimates of the future timing and costs to abandon, remediate and reclaim the well sites within the next five years. The net present value of the ARO is as noted below, and has been calculated using an inflation rate of 3.4% and discounted using a credit-adjusted risk-free interest rate of 10%.

	2016	2015	2014
ARO balance, beginning of the year	$ 51,240	$ 50,000	$ 64,560
Accretion expense	4,000	1,800	800
Costs incurred	-	(560)	(2,111)
Change in ARO estimates	-	-	(13,249)
ARO balance, end of the year	55,240	51,240	50,000